    As filed with the Securities and Exchange Commission on April 27, 1998


                      Securities and Exchange Commission
                           Washington, D.C. 20549

                       RULE 13e-3 TRANSACTION STATEMENT
        (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)


                               Amendment No. 2


                          TERRITORIAL RESOURCES, INC.
                             (Name of the Issuer)

                          TERRITORIAL RESOURCES, INC.
                     (Name of Person(s) Filing Statement)

             Common Stock, no par value, of TERRITORIAL RESOURCES, INC.
                         (Title of Class of Securities)

                                  881469 20 9
                      (CUSIP Number of Class of Securities)

                             Michael P. Finch, Esq.
                             Vinson & Elkins L.L.P.
                            1001 Fannin, Suite 2300
                             Houston, Texas  77002
                           Telephone: (713) 758-2128
                            Facsimile (713) 615-5282

 (Name, address, and telephone number of person authorized to receive notices and communications on behalf of person(s) filing statement)

This statement is filed in connection with (check the appropriate box):

a. /X/ The filing of solicitation materials or an information statement subject to Regulation 14A [17 CFR 240.14a-1 to 240.14b-1], Regulation 14C [17 CFR 240.14c-1 to 240.14c-101] or Rule 13e-3(c) [Section 240.13e-3(c)] under the
Securities Exchange Act of 1934.

b. / / The filing of a registration statement under the Securities Act of 1933.

c.   / /  A tender offer.

d.   / /  None of the above.

Check the following box if the soliciting material or information statement referred to in checking box (a) are preliminary copies: /X/.


                           CALCULATION OF FILING FEE

-------------------------------------------------------------------------------
        TRANSACTION VALUATION *(1)                AMOUNT OF FILING FEE
-------------------------------------------------------------------------------
            $1,766,367                                   $354.00(2)


/ / Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     Amount Previously Paid:

     Form or Registration No.:

     Filing Party:

     Date Filed:

NOTES:

*(1) 1,261,691 shares of the Issuer's Common Stock, no par value, redeemed for cash consideration of $1.40 per share.
(2)  Paid with initial filing.

                             EXPLANATORY NOTE

     The purpose of Amendment No. 2 to the Registrant's Rule 13e-3 Transaction Statement is to file revised Exhibit (d)(1), which is the Proxy Statement for the Special Meeting of Shareholders to approve the Rule 13e-3 transaction.


Item 17.       Material to be Filed as Exhibits.

      *(a)     Form of Loan Facility to be entered into between Territorial
Resources, Inc. and Societe Generale, London Branch.

      *(b)(1)  Report of Sayer Securities Limited.

       (b)(2) Opinion of Sayer Securities Limited (incorporated by reference to Annex C to the Proxy Statement filed as Exhibit (d)(1) hereto).

       (c) Reorganization Agreement and Plan of Merger dated January 28, 1998 by and among SOCO International plc, SOCO Resources (Colorado), Inc. and Territorial Resources, Inc. (incorporated by reference to Exhibit 99.2 to Form 8-K Current Report of Territorial Resources, Inc. dated January 28,
1998).

       (d)(1) Proxy Statement of Territorial Resources, Inc. for the Special Meeting of Shareholders to be held on ___________, 1998.

      *(d)(2)  Proxy Card.

       (e) Statement of appraisal rights (incorporated by reference to Annex B to the Proxy Statement filed as Exhibit (d)(1) hereto).

--------------
* Previously filed


     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                                      TERRITORIAL RESOURCES, INC.



Dated:  April 24, 1998                 /s/ DOUGLAS N. BAKER
                                      ---------------------------------------
                                      Name:   Douglas N. Baker
                                      Title:  Vice President, Finance and
                                              Treasurer

                                EXHIBIT INDEX


EXHIBIT                          DESCRIPTION                           PAGE
-------                          -----------                           ----

*(a) Form of Loan Facility to be entered into between Territorial Resources, Inc. and Societe Generale,
                London Branch.

*(b)(1)         Report of Sayer Securities Limited.

(b)(2) Opinion of Sayer Securities Limited (incorporated by reference to Annex C to the Proxy Statement filed as Exhibit (d)(1) hereto).

(c)             Reorganization Agreement and Plan of Merger dated
                January 28, 1998 by and among SOCO International plc, SOCO Resources (Colorado), Inc. and Territorial
                Resources, Inc. (incorporated by reference to Exhibit 99.2 to Form 8-K Current Report of Territorial Resources, Inc. dated January 28, 1998).

(d)(1) Proxy Statement of Territorial Resources, Inc. for the Special Meeting of Shareholders to be held on _______________, 1998.

(d)(2)          Proxy Card.

(e) Statement of appraisal rights (incorporated by reference to Annex B to the Proxy Statement filed as Exhibit (d)(1) hereto).

------------------
*Previously Filed.